Prospectus Supplement

January 14, 2025

Gilead Fund
ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

Healthcare & Life Sciences Fund
ETAHX	Class A Shares	ETCHX	Class C Shares
ETNHX	Class N Shares	ETIHX	Class I Shares

Balanced Fund
ETAMX	Class A Shares	ETCMX	Class C Shares
ETNMX	Class N Shares	ETIMX	Class I Shares

Dividend Growth Fund (formerly, Dividend Opportunities Fund)
ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDX	Class I Shares

Limited-Term Bond Fund
ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N Shares	ETIBX	Class I Shares

Exponential Technologies Fund
ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

Core Bond Fund
ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

Large Cap Focus Fund
ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Prospectus for the Funds, dated November 1, 2024, as supplemented, and should be read in conjunction with such Prospectus.

PROSPECTUS SUPPLEMENT	January 14, 2025

Effective February 28, 2025, the table contained under the section of the Fund’s Prospectus entitled “How to Buy Shares – Class A Shares” is hereby replaced with the following:

The up-front Class A sales charge and the commissions payable by you at the time of investment to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge (% of Public Offering Price)	Sales Charge (% of Net Amount Invested)	Authorized Dealer Commission (% of Public Offering Price)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 and above (1)	0.00%	0.00%	0.00% (2)

(1)	In the case of investments at or above the $250,000 breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within eighteen months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive or discount the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for more information.

(2)	The Advisor may pay a 1% commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $250,000 or more.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2024, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.